                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2004
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

 Delaware                             0-21324                  06-1344888
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 (State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Required FD Disclosure.
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            On May 17, 2004,  NYFIX,  Inc.  announced  its results for the first quarter ended March 31, 2004, the restatement of prior financial  statements and other  matters.  The full text of the press release was attached as Exhibit 99.1 to the Form 8-K filed by NYFIX, Inc. on May 17, 2004. In the press release which was issued,  the last sentence in the first  paragraph  under the heading "First
Quarter  Results"  refers to a net loss of $2.3 million ($0.07 per common share)
for the fourth  quarter of 2004.  The reference to the "fourth  quarter of 2004"
should have been to "the fourth quarter of 2003."

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NYFIX, INC.

                                            By: /s/ Brian Bellardo
                                                ------------------------------
                                                Brian Bellardo
                                                Secretary
May 19, 2004

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